25. Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Note 25. Subsequent Events

In February, 2018, the Board approved the sale of a condominium office space unit to CFSG, a related party. The sale is expected to occur in 2018.

Declaration of Cash Dividend

On December 15, 2017, the Company declared a cash dividend of $0.17 per share payable February 1, 2018 to shareholders of record as of January 15, 2018. On March 14, 2018, the Company declared a cash dividend of $0.17 per share payable May 1, 2018 to shareholders of record as of April 15, 2018. These dividends have been recorded as of each declaration date, including shares issuable under the DRIP.

For purposes of accrual or disclosure in these financial statements, the Company has evaluated subsequent events through the date of issuance of these financial statements.